Gray Television, Inc. Investor Presentation

NYSE:GTN

March 2019

Updated for December 31, 2018 Financial Information

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Disclaimer, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisition of Raycom, the inability to achieve expected synergies therefrom on a timely basis or at all, or our inability to complete recently announced transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Certain definitions, including the presentation of Combined Historical Basis ("CHB") data and Operating Cash Flow ("OCF") as defined in Gray's senior credit facility, are contained in the Glossary and the Appendix.

All ratings data herein from Comscore, Inc.

Gray Television's National Footprint

93 markets

~150 "Big 4" network program streams

~400 total program streams



1 Albany, GA (152) WALB, WGCW
2 Alexandria, LA (179) KALB
3 Amarillo, TX (131) KFDA, KEYU
4 Anchorage, AK (147) KTUU, KYES
5 Augusta, GA (105) WRDW, WAGT
6 Bangor, ME (155) WABI
7 Baton Rouge, LA (97) WAFB, WBXH
8 Biloxi, MS (156) WLOX
9 Birmingham, AL (43) WBRC
10 Boise, ID (100) KNIN
11 Bowling Green, KY (181) WBKO
12 Burlington, VT (96) WCAX
13 Casper, WY (198) KCWY
14 Cedar Rapids, IA (87) KCRG
15 Charleston, SC (94) WCSC
16 Charleston-Huntington, WV (70) WSAZ, WQCW
17 Charlotte, NC (23) WBTV
18 Charlottesville, VA (183) WCAV, WVAW, WAHU
19 Cheyenne, WY (197) KGWN, KCHY, KSTF
20 Cincinnati, OH (35) WXIX
21 Clarksburg, WV (170) WDTV, WVFX
22 Cleveland OH (19) WOIO, WUAB
23 Colorado Springs, CO (91) KKTV
24 Columbia, SC (74) WIS
25 Columbus, GA (127) WTVM
26 Davenport, IA (98) KWQC
27 Dothan, AL (173) WTVY, WRGX
28 Evansville, IN (103) WFIE
29 Fairbanks, AK (202) KTVF, KXDF, KFXF
30 Fargo, ND (117) KVLY, KXJB
31 Flint, MI (65) WJRT
32 Gainesville, FL (157) WCJB
33 Grand Junction, CO (187) KKCO, KJCT
34 Green Bay, WI (67) WBAY
35 Greenville, NC (107) WITN
36 Harrisonburg, VA (175) WHSV, WSVF
37 Hattiesburg, MS (168) WDAM
38 Honolulu, HI (66) KHNL, KGMB, KHBC, KOGG
39 Huntsville, AL (79) WAFF
40 Jackson, MS (92) WLBT
41 Jonesboro, AR (180) KAIT
42 Knoxville, TN (60) WVLT, WBXX
43 La Crosse-Eau Claire, WI (130) WEAU
44 Lake Charles, LA (172) KPLC
45 Lansing, MI (110) WILX
46 Laredo, TX (184) KGNS, KYLX
47 Lexington, KY (63) WKYT, WYMT
48 Lincoln, NE (111) KOLN, KSNB, KGIN, KCWH
49 Louisville, KY (48) WAVE
50 Lubbock, TX (143) KCBD
51 Madison, WI (86) WMTV
52 Mankato, MN (199) KEYC*
53 Marquette, MI (182) WLUC
54 Memphis, TN (51) WMC
55 Meridian, MS (191) WTOK
56 Minot, ND (146) KFYR, KMOT, KQCD, KUMV, KNDX, KXND
57 Monroe, LA (137) KNOE
58 Montgomery, AL (116) WSFA
59 Myrtle Beach, SC (95) WMBF
60 New Orleans, LA (50) WVUE
61 North Platte, NE (209) KNOP, KNPL, KIIT
62 Odessa, TX (142) KOSA, KCWO, KTLE
63 Omaha, NE (69) WOWT
64 Ottumwa, IA (200) KYOU
65 Paducah, KY - Cape Girardeau, MO (88) KFVS
66 Panama City, FL (150) WJHG, WECP
67 Parkersburg, WV (194) WTAP, WIYE, WOVA
68 Presque Isle, ME (206) WAGM
69 Rapid City, SD (171) KOTA, KEVN, KHSD, KSGW
70 Reno, NV (109) KOLO
71 Richmond, VA (56) WWBT, WUPV
72 Roanoke, VA (68) WDBJ, WZBJ, WZBJ-CD
73 Rockford, IL (139) WIFR
74 Savannah, GA (93) WTOC
75 Sherman, TX (159) KXII, KXIP
76 Shreveport, LA (90) KSLA
77 Sioux Falls, SD (115) KSFY, KPRY
78 South Bend, IN (99) WNDU
79 Springfield, MO (72) KYTV, KSPR, K17DL, KYCW
80 Tallahassee, FL (112) WCTV, WFXU
81 Tampa-St. Pete (Sarasota), FL (11) WWSB
82 Toledo, OH (71) WTVG
83 Topeka, KS (141) WIBW
84 Tucson, AZ (73) KOLD
85 Twin Falls, ID (189) KMVT, KSVT
86 Tyler, TX (114) KLTV, KTRE
87 Waco, TX (89) KWTX, KBTX, KNCT
88 Wausau, WI (134) WSAW, WZAW
89 Watertown, NY (178) WWNY, WNYF*
90 West Palm Beach, FL (37) WFLX
91 Wichita, KS (76) KWCH, KSCW, KBSD, KBSL, KBSH
92 Wichita Falls, TX (148) KSWO, KKTM
93 Wilmington, NC (129) WECT
17 Charlotte, NC Raycom Sports
94 Nashville, TN RTM Studios
95 New York, NY Tupelo Raycom
96 Washington, DC Gray DC Bureau
★ Atlanta, GA Gray Corporate HQ

* Pending Acquisition



Gray Leads the Industry with the Highest Quality Portfolio of Local Television Stations

#1 #2

87/93 markets
With #1 or #2 ranked television station*

* Includes all stations owned and/or operated as of March 1, 2019

Recognized Industry Leader

Top Ranked Stations

All-Day Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 4 stations
6 of the Top 10 stations
17 of the Top 25 stations
20 of the Top 50 stations

Top Ranked 6PM Local Newscasts

Newscast Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 3 stations
6 of the Top 10 stations
13 of the Top 20 stations
27 of the Top 50 stations

NAB EDUCATION FOUNDATION

2018 Service to Community Awards

Large Market
1 of 7 Finalists

Medium Market
WINNER
WJRT, Flint, MI
Plus 4 of 4 Finalists

Small Market
WINNER
WCTV, Tallahassee, FL
Plus 1 of 4 Finalists

Ratings data from Comscore, Inc. includes all stations owned and/or operated as of March 1, 2019.

Raycom Transaction


WOODEN
LILLIPUT

Gray As Reported Data
(Prior to Raycom Transaction)

	Year Ended December 31,				
	2018	2017	% Change 2018 to 2017	2016	% Change 2018 to 2016
		(dollars in thousands)			
Revenue (less agency commissions):					
Total	$ 1,084,132	$ 882,728	23 %	$ 812,465	33 %
Political	$ 155,074	$ 16,498	840 %	$ 90,095	72 %
Operating expenses (1)(3):					
Broadcast	$ 596,403	$ 557,563	7 %	$ 474,994	26 %
Corporate and administrative	$ 40,910	$ 31,589	30 %	$ 40,319	1 %
Net income	$ 210,803	$ 261,952	(20)%	$ 62,273	239 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow (3)	$ 493,359	$ 329,057	50 %	$ 338,938	46 %
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 457,392	$ 301,873	52 %	$ 302,497	51 %
Free Cash Flow	$ 262,554	$ 171,004	54 %	$ 148,126	77 %

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.

(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.

(3) Amounts in 2017 and 2016 have been reclassified to give effect to the implementation of Accounting Standards Update 2017-07, *Compensation–Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost* ("ASU 2017-07").

New Combined Scale

Gray - Combined Historical Basis
Select Financial Data (1)

	2018 (2)	2017	2016
Revenue		$ in Millions	
Total	$ 2,167	$ 1,875	$ 1,932
Political	$ 232	$ 31	$ 185
Retransmission	$ 668	$ 534	$ 437
Production Companies	$ 86	$ 85	$ 83
Operating Expenses (3)			
Total	$ 1,383	$ 1,295	$ 1,233
Broadcast	$ 1,224	$ 1,160	$ 1,094
Production Companies	$ 74	$ 71	$ 70
Corporate	$ 85	$ 64	$ 68
Total Revenue less Total Operating Expenses (2)	$ 784	$ 580	$ 699
Expected Operating Synergies	$ 80	$ 80	$ 80

(1) Excludes pending transactions
(2) Management estimate pending completion of Raycom 2018 carve-out Audit
(3) Before depreciation, amortization and gain(loss) on disposal of assets

Highly Complimentary Combination

- ✓ **Transaction closed effective January 2, 2019**
- ✓ **~$3.6 billion enterprise value**
- ✓ **Purchase price represented a multiple of ~7.8x blended '17 / '18E CHB OCF, including $80 million of year-1 expected annualized synergies and $136 million estimated NPV of Raycom's NOLs**

RAYCOM MEDIA

RAYCOM Sports

TUPELO RAYCOM

RTM STUDIOS

Components of Anticipated Synergy:

- Net Retransmission revenue increases resulting from contracted step-up of Raycom subscribers to Gray's retransmission rates
- Rationalization of station and corporate expenses and creation of more efficient operations
- Elimination of duplicative shared services and other costs
- Creation of more efficient corporate operations including insourcing professional services, consulting, systems and other rationalizations
- Elimination of select identified third party contracts
- Cost savings on technology and digital operations
- Termination of redundant contracts and other ancillary expenses

Potential for additional synergies after Year-1

Strategic Financing

- Gray financed the Raycom Transaction with:
  - $500 million of Cash
  - $1.4 billion 7-year Incremental Term Loan B
  - $750 million 8.5-year Senior Notes
  - 11.5 million shares of Gray's Common Stock
  - $650 million Series A Preferred Stock sold to Retirement Systems of Alabama (seller)
  - Gray replaced its existing $100 million priority revolving credit facility with a new $200 million 5-year Revolving Credit Facility (the "Revolver")
  - CHB estimated L8QA leverage as of December 31, 2018:
    - first lien net leverage estimated to be between 2.20x and 2.30x
    - total net leverage estimated to be between 4.75x and 4.85x

$650 Million Series A Preferred

- Ranks junior to all debt and senior to all equity
- Gray retains ability to pay dividends on, and repurchase, Common Stock and Class A Common Stock
- 8.0% per annum payable in cash or 8.5% per annum payable in kind ("PIK"), payable quarterly
- Payable in cash or PIK, at Gray's election, in part or in whole. If the coupon is paid in kind, Gray stock buybacks and dividends will be frozen for the next two quarters
- Perpetual, subject to optional redemptions at par in cash (1) by Gray at any time and (2) by the RSA upon the occurrence of certain asset sales or change of control transactions

Staggered Debt Maturity Profile

No Significant Maturities until 2024


($ in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$200 Million Revolver Due Nov 2023 (Undrawn)
Gray Term Loan B Due Feb 2024 (L+225)
Incremental Term Loan B Due Nov 2025 (L+250)
Gray Notes Due Oct 2024 (5.125%)
Gray Notes Due Jul 2026 (5.875%)
Senior Notes due May 2027 (7.000%)
$200
$525
$595
$1,400(1)
$700
$750
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Note: For illustrative purposes, excludes Incremental Term Loan B amortization

(1) Subject to required quarterly principal repayments of $3.5 million beginning March 31, 2019.


gray

Key Investment Highlights

Summary of Key Investment Highlights

One of the Largest Television Broadcasters with High Quality Assets

Diversified Sources of Revenues Across Networks and Markets

Large Political Upside in Election Years with Key Presence in Swing States

Strong Growth in Net Retrans and Increasing Leverage With MVPDS and Networks

Strong Free Cash Flow Generation and FCF Conversion

Track Record of Successfully Integrating Acquisitions and Deleveraging

Experienced Management Team with Decades of Broadcasting Experience

Prudent Financial Policy

Leverage	▪ Financial strategy aimed at deleveraging ▪ Deleveraging to be driven by a combination of debt repayment and OCF growth
Liquidity	▪ Sufficient liquidity will be maintained to support business operations; revolver undrawn at close ▪ Strong cash flow generation, cash on balance sheet and access to revolver provide ample liquidity. No meaningful debt maturities until 2024
Equity	▪ Preferred equity viewed as long-term capital given its favorable terms ▪ No cash dividends paid on the common stock over the past 5 years ▪ Balanced use of free cash flow to drive growth and delever ▪ ~$400 million of common equity raised since 2014

Gray's policy is to maintain a conservative financial position that provides a reasonable margin of debt coverage and substantial financial flexibility

Significant Growth Since 2011…

Increasing scale, decreasing leverage

+253%
Revenue

Revenue increased from $307M in 2011 to $1.1B in 2018

+290%
Household Reach(1)

Reach of 6.2% of US TV households at YE2011 grew to 10.2% of TVHH at YE2018 and is now 24.2%

+426%
Broadcast Channels(1)

Total channels of programming increased from 76 at YE2011 approximately 400 at YE2018. Total Big Four network affiliated channels increased from 36 to nearly 150.

+419%
Operating Income

Increased from $75M In 2011 to $389M in 2018

-60%
Net Leverage Ratio

Net Debt/L8QA OCF Ratio decreased from 7.5 times at YE 2011 to 3.0 times at YE 2018(2)


100
FASTEST
GROWING
COMPANIES
2 0 1 6


AS PUBLISHED IN FORTUNE SEPTEMBER
100
FASTEST
GROWING
COMPANIES
2 0 1 7


2 0 1 8
AS PUBLISHED IN FORTUNE SEPTEMBER
100
Fastest Growing
COMPANIES

(1) Includes all owned/operated Stations as of March 1, 2019.
(2) Total debt less all cash on hand, combined historical basis for all transactions completed as of the respective date, as required by our senior credit facility.

Gray Excels at Retransmission Revenue



As Reported Basis
Combined Historical Basis
Retransmission Revenue ($ in Millions)
Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
2014: $75 (Reverse Comp. 20; Net 55)
+48%
2015: $152 (Reverse Comp. 70; Net 82)
+26%
2016: $201 (Reverse Comp. 98; Net 103)
+36%
2017: $277 (Reverse Comp. 136; Net 141)
+35%
2018: $355 (Reverse Comp. 165; Net 190)
2018: $668 (Reverse Comp. 346; Net 322)



Year End % Sub Base Retrans Renewals for In-Market Big-4 Subs
22%
56%
22%
2019
2020
2021
2022
2023
Big-4 Network Affiliation Renewals
FOX
All Markets
CBS
All Markets
abc
NBC
All Markets

Note: Financials presented on a CHB basis

Retransmission Revenue Has Room to Grow

- Broadcast Retrans Fees still represent just 17-18 percent of Total Program Fees
- Between 2015 and 2019, cable channel and RSN license fees grew nearly $8.0 Billion, as Retrans Fees grew just $4.3 Billion

Broadcast Retrans Fees still fail to reflect the value of the most watched and must-have channels on MVPD and OTT Platforms



Total MVPD/OTT Fees Paid for All Broadcast, Cable and RSN Channels
70
60
50
40
30
20
10
0
$6
$8
$9
$10
$11
$11
$12
$42
$44
$46
$48
$50
$52
$54
2015
2016
2017
2018
2019
2020
2021
Broadcast Program Fees ("Retrans")
Cable Channel and RSN Program Fees

Amounts Shown in Billions of Dollars. Source: S&P Global Market Intelligence

Top Rated Stations Capture a Significant Share of Political Ad Spending

Gray Markets with at Least One 2018 Election

2018 was a Non-Presidential Political Year

$232 MILLION Net Political Revenue on Estimated Combined Historical Basis



Governor
74%
US Senate
62%
House
100%

Source: Company management, Company filings, The Cook Political Report. Data includes all owned and/or operated markets as of March 1, 2019. Percentages calculated based on 69/93 markets with Gubernatorial races, 58/93markets with Senate races, and 93/93 markets with House races.

Track Record of Successfully Integrating Acquisitions and Deleveraging

- Gray has demonstrated the ability to integrate acquisitions and delever rapidly
- Since 2014, the Company has reduced leverage by ~2.0x despite closing more than $1.5 billion of acquisitions

Financial Leverage Netting All Cash ($ in Millions)

Prudently managed leverage through primary equity raises in 2015 and 2017



Secured Debt Netting All Cash[1] / OCF[2]
Unsecured Debt / OCF[2]
Over $1.5 Billion of Acquisitions Completed
3.0x reduction in leverage
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6x
3.0x
3.0x

Year Ended December 31	2014	2015	2016	2017	2018
Total debt netting all cash	$1,201[3]	$1,134	$1,456	$1,399	$1,154
L8QA[4] OCF[2]	$200	$235	$288	$336	$383

Note: Financial leverage excludes preferred stock

(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates
(3) For 2014, total debt netting all cash includes $10 million in undrawn letters of credit
(4) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Robust OTT Distribution

OTT Streams

TOTAL SUBSCRIBERS

1,276,290

Service	Subscribers
haystack	61
Roku	98
DIRECTV NOW	35
fire tv	92
on	34
fubo TV	63
FOXNOW	11
PlayStation Vue	95
YouTube TV	98
hulu	112
CBS All Access	44
SBTV	74
FOX Sports GO	11

Data reported to by third parties for all Gray Stations as of February 28, 2019.

Appendix: Non-GAAP Reconciliations and Glossary


WCTV
NEWS
Coverage You Can Count On™

Non-GAAP Reconciliation

Reconciliation on As-Reported Basis, in thousands:

	Year Ended December 31, 2018	2017	2016
Net income	$ 210,803	$ 261,952	$ 62,273
Depreciation	53,883	51,973	45,923
Amortization of intangible assets	20,570	25,072	16,596
Non-cash stock based compensation	6,661	8,303	5,101
(Gain) loss on disposal of assets net	(16,405)	(74,200)	329
Miscellaneous (income) expense net (1)	(5,507)	(657)	(610)
Interest expense	106,628	95,259	97,236
Loss from early extinguishment of debt	-	2,851	31,987
Income tax (benefit) expense	76,847	(68,674)	43,418
Amortization of program broadcast rights	21,416	21,033	19,001
Non-cash 401(k) expense	4,285	16	29
Payments for program broadcast rights	(21,789)	(21,055)	(18,786)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash compensation (1)	35,967	27,184	36,441
Broadcast Cash Flow (1)	**493,359**	**329,057**	**338,938**
Corporate and administrative expenses excluding depreciation amortization of intangible assets and non-cash compensation (1)	(35,967)	(27,184)	(36,441)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**457,392**	**301,873**	**302,497**
Contributions to pension plans	(2,500)	(3,124)	(3,048)
Interest expense	(106,628)	(95,259)	(97,236)
Amortization of deferred financing costs	4,630	4,624	4,884
Net amortization of original issue (premium) discount on senior notes	(610)	(610)	(779)
Purchase of property and equipment	(69,975)	(34,516)	(43,604)
Reimbursements of property and equipment purchases	14,217	-	-
Income taxes paid net of refunds	(33,972)	(1,984)	(14,588)
Free Cash Flow	**$ 262,554**	**$ 171,004**	**$ 148,126**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Reconciliation of Total Leverage Ratio

Reconciliation of Total Leverage Ratio, Net of All Cash, in thousands except for ratio:

	Eight Quarters Ended December 31, 2018
Net income	$ 472,755
Adjustments to reconcile from net income to operating cash flow as defined in our Senior Credit Agreement:	
Depreciation	105,856
Amortization of intangible assets	45,642
Non-cash stock-based compensation	14,965
(Gain) loss on disposals of assets, net	(90,605)
Interest expense	201,887
Loss from early extinguishment of debt	2,851
Income tax expense	8,173
Amortization of program broadcast rights	42,449
Non-cash 401(k) expense	4,301
Payments for program broadcast rights	(42,844)
Pension expense	(1,538)
Contributions to pension plans	(5,624)
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period	(1,940)
Professional fees related to acquisitions and divestitures	9,594
Operating Cash Flow as defined in our Senior Credit Agreement	$ 765,922
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	$ 382,961

	December 31, 2018
Adjusted Total Indebtedness:	
Total outstanding principal, including current portion (1)	$ 1,820,026
Capital leases and other debt	648
Cash (unrestricted) (1)	(666,980)
Adjusted Total Indebtedness, Net of All Cash	$ 1,153,694
Total Leverage Ratio, Net of All Cash	3.01

(1) Total outstanding principal, including current portion excluded $750.0 million of our 2027 Notes and Cash (unrestricted) excluded $752.0 million of restricted cash, each held by our special purpose wholly-owned subsidiary, that is an unrestricted subsidiary under the 2017 Senior Credit Facility.

Glossary

"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results that have been compiled by adding Gray's or Raycom's, as applicable, historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act
"Completed Transactions"	All acquisitions or dispositions completed as of January 2, 2019 by Gray as well as Raycom.
"Revenue"	Revenue is presented net of agency commissions

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, contributions to pension plans, amortization of original issue premium on our debt, capital expenditures (net of reimbursements) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash. Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Gray Television, Inc.

4370 Peachtree Rd., NE

Atlanta, Georgia 30319

www.gray.tv